Exhibit 32(b)

CERTIFICATION

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Alabama Power Company for the quarter ended September 30, 2020, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1)such Quarterly Report on Form 10-Q of Alabama Power Company for the quarter ended September 30, 2020, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in such Quarterly Report on Form 10-Q of Alabama Power Company for the quarter ended September 30, 2020, fairly presents, in all material respects, the financial condition and results of operations of Alabama Power Company.

/s/Mark A. Crosswhite
Mark A. Crosswhite
Chairman, President and Chief Executive Officer

/s/Philip C. Raymond
Philip C. Raymond
Executive Vice President, Chief Financial Officer and Treasurer

October 28, 2020